UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2007
VISUAL SCIENCES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31613 (Commission File Number)	33-0727173 (IRS Employer Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California (Address of Principal Executive Offices)		92121 (Zip Code)
Registrant’s telephone number, including area code: (858) 546-0040
WebSideStory, Inc.
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is filed by Visual Sciences, Inc. (formerly known as WebSideStory, Inc.) (the “Company”), in connection with the matters described herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 9, 2007, the Company amended Article First of its Amended and Restated Certificate of Incorporation solely to change its corporate name from “WebSideStory, Inc.” to “Visual Sciences, Inc.” The name change and amendment were completed pursuant to Section 253 of the Delaware General Corporation Law through a merger of the Company’s wholly owned subsidiary, WebSide Subsidiary Company, with and into the Company.
     A copy of the Company’s Certificate of Ownership, as filed with the Secretary of State of the State of Delaware, amending Article First of the Company’s Amended and Restated Certificate of Incorporation solely to reflect the Company’s new corporate name, is attached hereto as Exhibit 3.1 and is incorporated herein by reference
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of Exhibit
3.1	Certificate of Ownership as filed with the Secretary of State of the State of Delaware on May 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL SCIENCES, INC.
Date: May 9, 2007	By:	/s/ CLAIRE LONG
Claire Long
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
3.1	Certificate of Ownership as filed with the Secretary of State of the State of Delaware on May 9, 2007

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